EXHIBIT 99.2

                 Computational Materials and/or ABS Term Sheet

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



[GRAPHIC LOGO]                                                    FASTrader                                       02/25/2005 11:33
[GRAPHIC LOGO]                                                 DJS-0504 A4 (IA4)                                         DSchaible
                                                                                                                       Page 1 of 1

-------------------------------------------------------------------
                   DJS-0504 A1 (IA4)
-------------------------------------------------------------------
Dated Date:       2/1/05      Pricing
Trade Date:       1/1/01     WAC:   .00
Settle Date:      2/28/05    WAM:   .00
Date of 1st CF:   3/25/05    Type:
                           ---------------------
Pmts Per Year:                Collateral
                           ---------------------
Manager:                   Cumulative Prepayment
Face:             .00
Speed Assumpt.:
-------------------------
  Monthly Prepayment
   Date  PSA  CPR
-------------------------------------------------------------------
                        Deal Comments
-------------------------------------------------------------------
                 Tranche Details
    Des:         A4             P-Des:        A4
    Cusip:                      Description:  SENIOR
    Orig. Bal:   3,547,000.00   Current Bal:  3,547,000.00
    Factor:      1.00           As of:        1/1/01
    Coupon:      5.50           Cpn Mult.:
    Cap:                        Floor.:
    Last Reset:  1/1/01         Next Reset:   1/1/01
    Delay Days:  24             Stated Mat:
    Current Pac:                Original Pac:
    S&P:                        Fitch:
    Moody:                      Duff:
-------------------------------------------------------------------
                        Coupon Formulas
                            Formula
-------------------------------------------------------------------
USD Swap 1mo   3mo   6mo   1yr   2yr   3yr   4yr   5yr   6yr   7yr
-------------------------------------------------------------------
         2.69  2.91  3.15  3.51  3.90  4.08  4.20  4.31  4.39  4.47
-------------------------------------------------------------------
USD Swap 8yr   9yr   10yr  11yr  12yr  13yr  14yr  15yr  20yr  30yr
-------------------------------------------------------------------
         4.54  4.61  4.67  4.72  4.77  4.81  4.85  4.89  5.00  5.07
-------------------------------------------------------------------




                      Settlement Date: 2/28/2005    Valuation Date: 2/25/2005    Yield Curve: USD Swap
---------------------------------------------------------------------------------------------------------------------------
                                                          Results
---------------------------------------------------------------------------------------------------------------------------
          Prepay            0% CPR     DJS-0504/V50 ACPR     DJS-0504/V100 ACPR DJS-0504/V150 ACPR       DJS-0504/V200 ACPR
---------------------------------------------------------------------------------------------------------------------------
Price     98:25   Yield       5.63                  5.63                   5.66               5.75                     5.82
---------------------------------------------------------------------------------------------------------------------------
Price     98:29   Yield       5.62                  5.62                   5.65               5.72                     5.78
---------------------------------------------------------------------------------------------------------------------------
Price     99: 1   Yield       5.61                  5.61                   5.64               5.70                     5.74
---------------------------------------------------------------------------------------------------------------------------
Price     99: 5   Yield       5.60                  5.60                   5.62               5.67                     5.71
---------------------------------------------------------------------------------------------------------------------------
Price     99: 9   Yield       5.59                  5.59                   5.61               5.64                     5.67
---------------------------------------------------------------------------------------------------------------------------
Price     99:13   Yield       5.58                  5.58                   5.59               5.62                     5.64
---------------------------------------------------------------------------------------------------------------------------
Price     99:17   Yield       5.57                  5.57                   5.58               5.59                     5.60
---------------------------------------------------------------------------------------------------------------------------


                                         ----------------------------------------
                                         Vector Name           Vector Description
                                         ----------------------------------------
                                         DJS-0504/V50          **SEE ATTACHED**
                                         ----------------------------------------
                                         DJS-0504/V150         **SEE ATTACHED**
                                         ----------------------------------------
                                         DJS-0504/V200         **SEE ATTACHED**
                                         ----------------------------------------
                                         DJS-0504/V100         **SEE ATTACHED**
                                         ----------------------------------------

                                    ---------------------------------------------------
                                    Security            % of Orig. Bal     Face Value
                                    ---------------------------------------------------
                                    DJS-0504 A4 (IA4)   100.00             3,547,000.00
                                    ---------------------------------------------------

                                   *** Vectors have been used in one or more scenarios. ***
                         *** Please see attached document for detailed scenario assumptions used. ***
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[GRAPHIC OMITTED] This information should be considered only after reading
Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information ("the Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.